Share listing expenses	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Share listing expense
17. Share listing expense
As described in Note 3, the ARYA Merger led to a share listing expense. Immatics issued shares and warrants with a fair value of €277.7 million to ARYA shareholders, comprised of the fair value of Immatics shares, that were issued to ARYA shareholders of €13.53 per share, as well as a fair value of Immatics Warrants of €4.82 per share (price of ARYA shares at Closing of the ARYA Merger). In exchange, Immatics received the identifiable net assets held by ARYA, which had a fair value of upon closing of €124.9 million. The excess of the fair value of the equity instruments issued over the fair value of the identified net assets contributed, represents a non-cash
expense in accordance with IFRS 2. This
one-time
expense as a result of the ARYA Merger, in the amount of €152.8 million, is recognized as Share listing expense presented as part of the Financial result within the Consolidated Statement of Loss. Details of the calculation of the Share listing expense are as follows:

(Euros in thousands, except share and per share data)
Description	Amount	Number of shares/warrants
(a) ARYA Ordinary Shares	—	17,968,750
(b) Closing price of ARYA Ordinary Shares on Nasdaq as of July 1, 2020	€13.53	—
(c) Fair value of TopCo Shares issued to ARYA shareholders (a * b)	€243,071	—
(d) Outstanding ARYA Public Warrants	—	7,187,500
(e) Closing price of ARYA Public Warrants on Nasdaq as of July 1, 2020	€4.82	—
(f) Fair value of outstanding ARYA Public Warrants (d * e)	€34,644	—
Total fair value of ARYA Ordinary Shares and ARYA Public Warrants (c + f)	€277,715	—
ARYA’s identifiable net assets	€124,927	—
IFRS 2 Expense on the closing date	€152,787	—